1 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. INVESTOR HANDOUT A Bridge to Better Since 1950 February 2025 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on February 10, 2025, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at investors.cinfin.com.

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence

- Other distinguishing factors:
  - 64 years of shareholder dividend increases
  - Common stocks are approximately 39% of investment portfolio
  - More than 30 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$86
$118
$105
$114
$152
$124
$105
$125
$141
$110
$157
$157
$156
$197
$209
$149
$201
$210
2020
2021
2022
2023
2024
YTD 2-3-25

* $100 invested on December 31, 2019, in CINF stock or indexes shown, including reinvestment of dividends.
Periods shown represent each respective fiscal year ending December 31.

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Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission.

3 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. LONG-TERM VALUE CREATION • Targeting average Value Creation Ratio of 10% to 13% over the next five-year period • Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value • VCR for 2020 through 2024 averaged 13.0% • Three performance drivers: • Premium growth above industry average • Combined ratio consistently within the range of 92% to 98% • Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index INCREASE VALUE FOR SHAREHOLDERS MEASURED BY VALUE CREATION RATIO -30% -20% -10% 0% 10% 20% 30% 40% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 2020 2021 2022 2023 2024 VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) Actual VCR: 14.7% 25.7% (14.6%) 19.5% 19.8% Target for the next five-year period: Annual VCR averaging 10% to 13% V al u e C re at io n R at io To ta l S h ar eh o ld er R et u rn

4 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PERFORMANCE TARGETS & TRENDS • 19.8% VCR for 2024 exceeded annual target: 10% to 13% annual average over the next five-year period • 9.9% contribution from net income before investment gains • 9.9% contribution from non-operating items, including 9.6% from equity securities portfolio investment gains • Related performance drivers for 2024 compared with long-term targets: • 15% growth in P&C net written premiums, vs. 9% 9-month 2024 reported for the industry • 93.4% combined ratio, within our 92% to 98% long-term target range • 15% investment income growth exceeded 9.7% five-year CAGR as of year-end 2024 • Growth from underwriting operations drove operating cash flow • $2.6 billion in net cash flow from operating activities, up 29% FOURTH-QUARTER 2024 HIGHLIGHTS • EPS of $2.56 per share vs. $7.50 per share in 4Q23 • Non-GAAP operating income increased 38% to $497 million • EPS decrease was from the change in the fair value of equity securities still held • Investment income rose 17% • Interest income was up 28%, dividend income was down 4% • Property casualty net written premiums grew 17% • Higher average renewal pricing: commercial lines and E&S up at a high-single-digit percentage rate, personal lines up low-double-digits • Combined ratio of 84.7%, 2.8 percentage points better than 4Q23 • 4Q24 improvement despite increase of 2.7 points from higher catastrophe losses

5 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.6% of total bond portfolio at 12-31-24, no municipal exposure exceeded 0.1% • 39.2% of investment portfolio in common stocks to grow book value • No single security exceeded 8.3% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 5.5% debt-to-total-capital at 12-31-24 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.0-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Associate specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • To improve profitability with rate adequacy and risk selection/loss control initiatives • To diversify risk by expanding operations into new geographies and product areas • Strategic investments with modest short-term effects on expense ratios • 15% increase in field associates since the end of 2019, supporting healthy premium growth

DRIVE PREMIUM GROWTH

- New agency appointments bring potential for growth over time
  - 304 appointed in 2024, including 102 for personal lines only, writing an estimated $14 billion in aggregate of annual property casualty premiums from all carriers they represent
- Expanding marketing and service capabilities
  - Enhanced marketing, products and services for personal lines Cincinnati Private Client℠ brand
    - $1.719 billion in full-year 2024 Cincinnati Private Client net written premiums, up 37% from 2023
  - Increased opportunities for agencies to cross-serve their clients to meet insurance needs
  - Expansion of reinsurance assumed through Cincinnati Re® to further deploy capital, diversify risk
  - Cincinnati Global Underwriting Ltd.℠ producing profitable premium growth over time
- 15% growth in 2024 P&C net written premiums
  - Commercial up 8%, Personal up 30%, E&S up 15%, Cincinnati Re up 7%, Cincinnati Global up 8%
  - Higher average renewal pricing (percentage rate increases): commercial lines and E&S up high-single-digits, personal lines up low-double-digits
  - Term life insurance earned premiums up 3%

SELECT GROUP OF AGENCIES IN 46 STATES

2,175 agency relationships with 3,355 locations

(as of December 31, 2024)



P&C Market Share:

- 1% and higher
- Less than 1%
- Inactive states
- Headquarters

<u>Our Commercial Top Five = 36%</u>
Ohio, Illinois, North Carolina, Pennsylvania, Indiana

<u>Our Personal Top Five = 44%</u>
Ohio, New York, California, Illinois, Georgia

<u>Market Share Top Five</u>
Ohio: 4.3%
Montana: 2.8%
Vermont: 2.4%
Kentucky: 2.2%
Indiana: 2.1%

Based on 2023 data excluding A&H, Flood and Crop

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PREMIUM GROWTH POTENTIAL

STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES

- ► Cincinnati's share of $140 billion total* premiums (including approximately $6 billion E&S) produced by currently appointed agencies is approximately 5%.



Market share per agency reporting location by year appointed
Based on 2023 standard market P&C agency written premiums
(Excludes excess and surplus lines)
0.3%
1.3%
3.1%
8.4%
1 year or less
2-5 years
6-10 years
10 years or more

- ► New appointments also drive premium growth opportunity
  - Agency relationship net count increased by 48% since the end of 2014
  - Agencies appointed during 2020-24 produce $57 billion total* of standard lines business

* Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS

2024 NET EARNED PREMIUMS



Consolidated
$8.889 Billion
Commercial Lines 50%
E&S Lines 7%
Life 4%
Other 9%
Personal Lines 30%
Property Casualty
$8.568
Billion
Cincinnati Re 6%
Cincinnati Global 3%
Homeowner 16%
Personal Auto 11%
Other Personal 4%
Commercial Property 16%
Commercial Casualty 18%
Commercial Auto 11%
Workers' Compensation 3%
Other Comm 5%
Excess & Surplus 7%

Approximately 15% of commercial premiums = policies with average annual premiums <$10,000 & 35% >$100,000; 86% HO accounts include auto

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8 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $8.9 billion 2024 premiums: 50% Commercial 30% Personal 7% Excess & Surplus 4% Life 6% Cincinnati Re 3% Cincinnati Global • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 64 consecutive years of shareholder dividend increases • We believe only seven U.S. public companies can match this record • 8% increase in full-year 2024 ordinary cash dividends declared • Yield is attractive, 2.4% in early February 2025 Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth & Profit Trends Investment Portfolio Management & Performance Reinsurance Ceded Program & Additional Agency Statistics Financial Strength Ratings & Valuation Comparison to Peers Appendix

9 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. INCOME AND SHAREHOLDER DIVIDENDS -$4.00 -$2.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 2020 2021 2022 2023 2024 Non-GAAP Operating Income Net Income Ordinary dividends declared Per share basis 2021 net income included $11.69 net investment gain while 2022 included $7.30 net investment loss STRONG OPERATING CASH FLOW CONTRIBUTED TO $1.5 BILLION OF 2024 NET PURCHASES IN INVESTMENT PORTFOLIO $0 $500 $1,000 $1,500 $2,000 $2,500 2020 2021 2022 2023 2024 (In millions)

10 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 0% 20% 40% 60% 80% 100% 120% 2015 2016 2017* 2018 2019 2020 2021 2022** 2023 2024 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income 29% average payout for 2015 through 2024 (net income basis) * 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform ** 2022 ratio to net income not shown and is not meaningful due to negative net income of $486 million DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 0% 5% 10% 15% 20% 25% 30% 35% 40% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

11 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PROPERTY CASUALTY RESERVES FAVORABLE DEVELOPMENT FOR MORE THAN 30 CONSECUTIVE YEARS $6,400 $6,902 $7,931 $8,613 $9,668 2020 2021 2022 2023 2024 Reserve range at 12-31-24 Low end $8,948 High end $9,816 Carried at 83th percentile (In millions) Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Calendar year development (Favorable) ($131) ($428) ($159) ($215) ($236) GREATER PRICING PRECISION IMPROVING PROFIT MARGINS 75% 80% 85% 0% 5% 10% 15% 20% Most adequately priced Near (+ or -) price adequacy Least adequately priced Policy retention P o lic y re te n ti o n A ve ra ge r e n e w al p ri ce c h an ge General liability 2024 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models

12 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. COMMERCIAL UMBRELLA RATIOS – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-24 L in e s = R a tio fo r P a id a t V a rio u s M e a su re m en t P o in ts B a rs = E st im a te d U lti m a te L o ss & A L A E R a tio to E a rn e d P re m iu m s 33.1% 42.7% 45.3% 50.0% 72.5% 51.8% 55.5% 68.5% 60.1% 69.4% 32.8% 40.5% 41.8% 42.2% 59.6% 39.5% 30.5% 27.2% 10.2% 2.0% 19.3% 29.4% 26.7% 26.8% 42.4% 32.9% 30.5% 15.4% 20.9% 20.7% 22.2% 25.6% 23.7% 21.5% 27.2% 6.4% 10.8% 10.1% 12.3% 9.2% 6.1% 7.9% 10.0% 10.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2015 2016 2017 2018 2019 2020 2021 '22@36mo '23@24mo '24@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo AY17 & AY18 paid ratio at 48 months was more stable following increase for experience by AY16 at 48 months Umbrella paid losses for AY19 rose sharply during 2022 Until ultimate losses for more recent accident years are more clear, we intend to remain prudent in reserving COMMERCIAL CASUALTY EXCLUDING UMBRELLA – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-24 COVERAGES OTHER THAN UMBRELLA REPRESENT APPROXIMATELY 2/3 OF PREMIUMS EARNED L in e s = R a tio fo r P a id a t V a rio u s M e a su re m en t P o in ts B a rs = E st im a te d U lti m a te L o ss & A L A E R a tio to E a rn e d P re m iu m s 59.7% 54.9% 57.2% 63.4% 62.0% 53.8% 54.2% 58.3% 55.3% 65.2% 55.1% 50.4% 50.3% 53.9% 49.0% 36.6% 28.4% 19.1% 9.7% 3.2% 32.5% 32.4% 31.2% 34.4% 32.9% 28.0% 28.4% 21.8% 22.1% 22.3% 24.1% 22.6% 19.4% 18.8% 19.1% 12.6% 12.5% 11.9% 14.4% 13.4% 10.1% 10.7% 9.9% 9.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 2015 2016 2017 2018 2019 2020 2021 '22@36mo '23@24mo '24@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo Paid ratios at 48 months have been fairly stable over time Assumes elevated ratios for commercial umbrella for AY19 & AY22 may also occur for general liability coverages, despite fairly stable paid ratio pattern so far through 2024

13 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PREMIUM GROWTH VS. INDUSTRY 10.9% 5-YEAR CAGR EXCEEDED INDUSTRY’S 7.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2020 2021 2022 2023 2024 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Property casualty net written premium growth OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 6.7 POINTS BETTER 75% 80% 85% 90% 95% 100% 105% 2020 2021 2022 2023 2024 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-24: 5-year = 9.2%, 10-year = 8.0% Statutory combined ratio Industry data excludes mortgage and financial guaranty

14 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. INVESTMENT INCOME 15% GROWTH IN 2024: INTEREST UP 22%, DIVIDENDS UP LESS THAN 1% (PRETAX) $500 $600 $700 $800 $900 $1,000 2020 2021 2022 2023 2024 (In millions) Pretax bond yield: 4.06% 4.05% 4.05% 4.39% 4.67% (Bonds at amortized cost) Pretax book yield for bonds acquired: 6.13% in 2023, 5.66% in 2024 Pretax book yield as of 12-31-24 for bonds maturing in 2025=4.53%, 2026=5.02%, 2027=5.23% Portion of bond portfolio maturing: 8.2% in 2025, 6.7% in 2026, 5.2% in 2027, 11.7% in 2028-29 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION Taxable Fixed Maturities $12.243 Tax-Exempt Fixed Maturities $3.939 Common Equities $10.836 Preferred Equities $0.349 Short-Term Investments $0.298 Investment leverage: 203% at December 31, 2024 Bond portfolio fair value exceeds insurance reserves liability by approximately 25% $27.7 billion fair value at December 31, 2024 (in billions)

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

December 31, 2024

Sector	CFC	S&P 500 Weightings
Information technology	**32.6%**	32.5%
Industrials	**14.3**	8.2
Financial	**12.4**	13.6
Healthcare	**10.8**	10.1
Consumer discretionary	**7.6**	11.2
Consumer staples	**6.9**	5.5
Materials	**4.7**	1.9
Energy	**4.2**	3.2
Utilities	**3.1**	2.3
Real estate	**2.1**	2.1
Telecomm services	**1.3**	9.4

* Publicly traded common stock portfolio with 60 holdings (excludes private equity)

Portfolio Highlights at 12-31-24

- Apple is largest holding
  - 8.2% of publicly traded common stock portfolio
  - 3.2% of total investment portfolio
  - Next four largest holdings, totaling 19.4% of publicly traded common stock portfolio:
    Microsoft, Broadcom, JPMorgan and Abbvie
- Less than $1 million increase in 2024 dividend income due to rebalancing investment portfolio
- Appreciated value from cost totaled $7.2 billion (pretax)
- Annual portfolio returns: (2024 & 2023)
  16.5% & 15.2 [S&P 500: 25.0% & 26.3%]

BOND PORTFOLIO RISK PROFILE

$16.182 BILLION AT DECEMBER 31, 2024

- Credit risk – A2/A+ average rating
  - 97.6% are rated investment grade by nationally recognized statistical rating organizations
- Interest rate risk
  - 5.0 years effective duration, 10.2 years weighted average maturity
  - Generally laddered maturity structure
    - 20% of year-end 2024 portfolio matures by the end of 2027, 32% by 2029, 54% by 2034
  - With 39.2% of the investment portfolio invested in common stocks at 12-31-24 we estimated shareholders' equity would decline 4.9% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.6% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,900 issuers
    - $3.939 billion with an average rating of Aa2/AA by Moody's and S&P Global

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16 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. SOLID REINSURANCE CEDED PROGRAM BALANCES COSTS WITH SHAREHOLDERS’ EQUITY PROTECTION Coverage & Retention Summary (As of January 1, 2025) Major Treaties (Estimated 2025 ceded premiums) For a single event: • Retain 100% of first $200 million in losses • Retention varies between $200 million & $1.5 billion • Max exposure for $1.5 billion event = $431 million • PML – combined including Cincinnati Re & Cincinnati Global 1-in-100 year event = 4.5% 1-in-250 year = 6.8% (% of shareholders’ equity at 12-31-24) Property catastrophe ($98 million) • Treaty has one reinstatement provision • Cincinnati Re has separate catastrophe excess of loss coverage • $60 million total available aggregate limit in excess of $80 million per loss • Cincinnati Global has separate treaties for reinsurance For a single loss: • Retain 100% of first $15 million in losses • Retain 0% of losses $15-110 million • Facultative reinsurance for >$110 million Property per risk & $75 million property excess treaties ($66 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million Casualty per occurrence ($21 million) Workers’ comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $30 million excess of $50 million (second treaty) Casualty excess treaties ($5 million for two treaties combined) Primary reinsurers are Swiss Re, Munich Re, Hannover Ruck, Partner Re, TransRe and Lloyd’s of London ADDITIONAL AGENCY STATISTICS • 46% of 3,355 year-end 2024 reporting locations include: • 29% private equity, 13% national brokers, 4% banks • Private equity percentage more than doubled compared with year-end 2018 • National brokers up 4 percentage points, banks down 1 point compared with year-end 2018 • 2024 contribution to new business written premiums (standard lines market) • 31% private equity-owned agencies 15% national brokers • 3% bank-owned 51% privately-owned or regional/cluster agencies • 5.7% for largest contributor, among the largest are: • Acrisure, A.J. Gallagher, Assured Partners, BroadStreet Partners, HUB, Keystone, MMA, SecureRisk, USI • 89 locations acquired during 2024, including: • 48 by a private equity firm, 12 by a regional or national broker, 26 by another Cincinnati agency and 3 by a non-Cincinnati agency

17 Copyright © 2025 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. FINANCIAL STRENGTH RATINGS COMPARISON S&PA.M. Best A+A+Cincinnati AAA++Travelers A+A+Acuity AAA+Fireman's Fund A+A+Hartford AA+Selective -AAllied -A+Auto Owners -ACentral Mutual A+ACNA -AEMC -AFrankenmuth A+AGeneral Casualty AAHanover A+AHarleysville AALiberty Mutual AASafeco AAState Auto -AWest Bend -AWestfield AAZurich -A-United Fire Group Source: S&P Global Market Intelligence as of January 13, 2025. Ratings are under continuous review and subject to change and/or affirmation. VALUATION COMPARISON TO PEERS 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2.4 2.6 2.8 3.0 3.2 3.4 Ratio of closing price on 02-05-25 to latest reported tangible book value